Ballantyne STRONG™

NYSE American: BTN

FOURTH QUARTER & YEAR END 2021 RESULTS

BALLANTYNE STRONG AT A GLANCE



ENTERTAINMENT

Blockbusters Driving **Cinema Resurgence**; Announced IPO of Strong Global Entertainment



FOREST PRODUCTS

GreenFirst Forest Products **Top-Ten Lumber Producer** in Canada


FIREFLY
8P75

DIGITAL OUT-OF-HOME ADVERTISING

Equity Stake in Firefly, **Fast Growing** Street-Level Digital **Media Platform**



REINSURANCE & SPACs

FG Financial Group **Tightening Reinsurance Market; Two Closed SPAC Transactions**

Q4 & FY 2021 HIGHLIGHTS

CONSOLIDATED RESULTS:

- Q4 revenues increased 68% YoY and 64% sequentially from Q3 '21
- Full year '21 diluted EPS from continuing operations increased to $0.19/share from a loss of $(0.56)/share in '20
- Shareholders equity increased to $52M from $27M YoY

STRONG ENTERTAINMENT:

- Revenues rebounding to near pre-Covid levels
- Service revenues increased 10% sequentially; theaters outsourcing services continues to drive demand
- Eclipse immersive screen division growing rapidly; revenues doubled in '21
- Announced launch of Strong Studios in March '22 extending brand into streaming

EQUITY HOLDINGS:

- In February '22, **GreenFirst Forest Products Inc.** recognized as a TSX Venture 50 Company
- **FG Financial**'s SPAC Investment Aldel Financial completed its business combination with Hagerty
- **Firefly** campaigns make the 2022 Obie Awards Shortlist

BUSINESS HIGHLIGHTS

STRONG ENTERTAINMENT

EQUITY HOLDINGS

FINANCIAL REVIEW

APPENDIX


SCREENS

SERVICES

CONTENT

3-TIER REVENUE STREAM

PARTNER OF
WORLDWIDE LEADERS


THE
BATMAN
DC

2022 RELEASE SLATE STRONGEST IN YEARS


MARVEL STUDIOS
THOR
LOVE AND THUNDER


TOM CRUISE
TOP GUN
MAVERICK


AVATAR
2


Downton Abbey
A NEW ERA

ECLIPSE IMMERSIVE SCREEN

GROWTH OPPORTUNITIES IN CINEMA & NON-CINEMA

Applications include:

- Theme Park Rides
- Flying Theaters
- Museums
- Aviation Training
- Military Training Simulators

STRONG DEMAND FOR TECHNICAL SERVICES

Service Revenue Increased 34% YoY


FY 20
$5.5M
FY 21
$7.4M

- **Leader by market share** in cinema managed services
- Cinemas outsourcing **driving demand**
- **Exclusive multi-year nationwide** managed services agreement with Marcus Theaters
- **Laser projection upgrade cycle** creating strong demand for services that should continue through the decade


STRONG
TECHNICAL SERVICES

STRONG STUDIOS

Launching with $9M Guaranteed for 2 Greenlit Projects

Positioned to Benefit from Exploding Demand for Original Content

STRONG STUDIOS

- 30-year industry veteran **David Ozer** appointed President
- **Experienced team** brings over 70 years industry expertise from Fox, Sony, Starz, IDW Entertainment and NBA Entertainment, among others
- Launching with more than **10 projects** in development
- Creating **content library** and back-end upside
- **Disciplined approach** with limited risk

HITTING THE GROUND RUNNING

- IP slate acquisition and an initial distribution agreement with **Chicken Soup for the Soul Entertainment (CSSE)**
- Two scripted series, *Safehaven* and *Flagrant*, officially **greenlit for production in 2022**
- CSSE's Screen Media will distribute both series on their AVOD platform, **Crackle Plus**
- CSSE provided a **guarantee of $9M** for worldwide rights for both series


SAFEHAVEN
108
THE SERIES
by James Seale


MICHAEL RAPAPORT
FLAGRANT

2022 WILL BE A TRANSFORMATIVE YEAR



Post-COVID reopening momentum and **studio release** slate driving cinema recovery

Non-cinema **immersive opportunities** expanding market opportunity

Laser projection upgrade cycle a significant catalyst for screens & services

Geographic expansion opportunities in Europe, China and the Middle East

Launch of **Strong Studios** adds a complementary new growth engine

STRONG
GLOBAL ENTERTAINMENT

- Registration Statement filed publicly for proposed initial public offering of Strong Global Entertainment, Inc.
- Timing, class, and number of securities to be offered and their price have not yet been determined
- *We are currently in a quiet period and will not be commenting on the proposed transaction at this time*

PURSUING IPO OF STRONG GLOBAL ENTERTAINMENT

BUSINESS HIGHLIGHTS
STRONG ENTERTAINMENT
EQUITY HOLDINGS
FINANCIAL REVIEW
APPENDIX

GREENFIRST

FOREST PRODUCTS

TSXV:GFP

~9% shareholder[1]

[1] As of 12.31.21

- Building a world-class forest products company
- Led by Fairfax Financial deal veteran **Paul Rivett** & industry veteran **Rick Doman**
- **Completed transformative acquisition** of Rayonier forest & paper product assets; establishes GreenFirst as a **top-ten lumber producer** in Canada
- **BTN allocated $8.3 million**, increasing holdings from 7 million to 15 million shares
- GreenFirst recognized as **TSX Venture 50 Company**

FG FINANCIAL GROUP INC.

NASDAQ: FGF, FGFPP

~25% shareholder[1]

[1] As of 12.31.21

FG

SPAC Platform Highlights

✓ **Completed $2.6M public offering in common stock**

✓ **Completed $2.8M rights offering**
- BTN purchased an additional 600K shares

- Initial SPAC investment **OppFi recorded record earnings for FY 2021**

  - post close of Q4 '21 announced a $20M share repurchase program

- **Aldel Financial** completed business merger with Hagerty, a leading specialty insurance provider; now trades on the NYSE under the ticker "HGTY"

Fast Growing Street-Level Digital Media Platform Using Dynamic Media on Taxis and Rideshare Vehicles


FIREFLY

Preferred shares valued at $13M[1]

BTN is one of their largest shareholders with Google Ventures and NFX

[1] As of 12.31.21


She's an athlete.
She's a fashion designer.
She's a mother.
She's a champion.
WHEATIES
4G30

BEER AT ITS PUREST
100% MALT, FIRST PRESS BEER
KIRIN ICHIBAN
一番搾り

Rice. Packed with the power of veggies.
RightRice

Covid changed mobility forever

- Advertisers investing heavily in street level advertising in order to align with **smarter mobility patterns**
- **Global DOOH media revenue expected to rise** at a 12.2 percent CAGR to reach $25 billion in 2025, which will account for 34.2% of all OOH ad spend[1]
- Firefly campaigns make the **2022 Obie Awards Shortlist**

[1] *pqmedia*, 08.31.21

SUM OF THE PARTS

BTN Current Enterprise Value is

~$55M

Strong Entertainment Operations & Assets	*Stay Tuned...*
GreenFirst[1]	$22M
Firefly[2]	$13M
Cash[1]	$9M
FG Financial[1]	$6M
Digital Ignition	*Stay Tuned...*

~$50M (GreenFirst, Firefly, Cash, FG Financial)

[1] Market value as of 12.31.21
[2] Book value as of 12.31.21

BUSINESS HIGHLIGHTS

STRONG ENTERTAINMENT

EQUITY HOLDINGS

FINANCIAL REVIEW

APPENDIX

CONSOLIDATED Q4 2021 SUMMARY

($ in thousands)

	Quarters Ended December 31,			
	2021	2020	Favorable (Unfavorable)	Favorable (Unfavorable) %
Ballantyne Strong (Consolidated)				
Revenue	$ 10,049	$ 5,967	$ 4,082	68.4%
Gross profit	2,138	2,228	(90)	-4.0%
Gross margin %	21.3%	37.3%	-16.0%	
SG&A	3,378	3,090	(288)	-9.3%
Loss on disposal of assets	(38)	(40)	2	N/M
Loss from operations	(1,278)	(902)	(376)	-41.7%
Unrealized gain on equity holdings	2,208	-	2,208	100.0%
Net loss from continuing operations	(449)	(3,466)	3,017	87.0%
Adjusted EBITDA*	(724)	(250)	(474)	-189.6%

- Q4 ’21 revenue increase driven by increases in services revenue and large equipment sales
- Gross margin decline due primarily to product mix
- Focus on cost savings benefited SG&A throughout ‘21

* See Non-GAAP reconciliation to GAAP equivalent in appendix

STRONG ENTERTAINMENT TREND

($ in thousands)

	FY 2018	FY 2019	FY 2020	FY 2021
Strong Entertainment				
Revenue	$ 43,875	$ 36,874	$ 20,629	$ 25,887
Gross profit	14,710	12,159	4,646	7,283
Gross margin %	33.5%	33.0%	22.5%	28.1%
SG&A	4,297	5,425	4,612	5,062
Income from operations	10,407	6,665	2	2,221
Adjusted EBITDA*	11,329	8,329	898	1,245

- 2021 operating results and profitability improvement due to higher margin sales and cost control efforts
- FY2020 revenue and operating results significantly impacted by COVID-19
- FY2019 revenue and operating results negatively impacted temporary production disruption resulting from the roof damage in our Quebec facility

* See Non-GAAP reconciliation to GAAP equivalent in appendix

BALANCE SHEET

($ in thousands)

	12/31/2021	12/31/2020
Assets		
Cash and cash equivalents and restricted cash	$ 8,881	$ 4,787
Other current assets	12,894	9,274
Goodwill and intangible assets	1,011	1,291
Equity holdings	41,133	20,167
Assets of discontinued operations	--	10,120
Other long-term assets	11,890	9,860
Total assets	**$ 75,809**	**$ 55,499**
Liabilities		
Accounts payable & accrued expenses	$ 7,239	$ 4,899
Short-term debt	2,998	3,299
Long-term debt	128	-
Lease liabilities	4,163	6,542
Liabilities of discontinued operations	--	7,967
Other liabilities	9,004	5,726
Total liabilities	**$ 23,532**	**$ 28,433**
Stockholders' equity	**$ 52,277**	**$ 27,066**
Total liabilities and stockholders' equity	**$ 75,809**	**$ 55,499**

IN SUMMARY

- ✓ Strong Entertainment positioned well with 3 tier revenue stream & multiple growth drivers
- ✓ Equity holdings performing well
- ✓ Strong balance sheet
- ✓ Focused on long-term capital deployment

FORWARD LOOKING STATEMENTS AND NON-GAAP MEASURES

This presentation may include forward-looking statements. Any statements contained herein regarding our strategy, future operations, financial position, future revenues, projected costs, prospects, plans and objectives of management, other than statements of historical facts, are forward-looking statements. The forward-looking statements included herein include or may include, but are not limited to, statements that are predictive in nature, depend upon or refer to future events or conditions, or use or contain words, terms, phrases, or expressions such as “achieve,” “forecast,” “plan,” “propose,” “strategy,” “envision,” “hope,” “will,” “continue,” “potential,” “expect,” “believe,” “anticipate,” “project,” “estimate,” “predict,” “intend,” “should,” “could,” “may,” “might,” or similar words, terms, phrases, or expressions or the negative of any of these terms. Any statements in this presentation that are not based upon historical fact are forward-looking statements and represent our best judgment as to what may occur in the future. Forward-looking statements involve a number of known and unknown risks and uncertainties, including, but not limited to, those discussed in the “Risk Factors” section contained in Part I, Item 1A in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 as filed with the Securities and Exchange Commission. Given the risks and uncertainties, readers should not place undue reliance on any forward-looking statement and should recognize that the statements are predictions of future results which may not occur as anticipated. New risk factors emerge from time-to-time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such factors on the Company’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Except where required by law, the Company assumes no obligation to update, withdraw or revise any forward-looking statements to reflect actual results or changes in factors or assumptions affecting such forward-looking statements.

This presentation also contains references to non-GAAP financial measures. In addition to adjusting net income (loss) to exclude income taxes, interest, and depreciation and amortization, Adjusted EBITDA also excludes stock-based compensation, severance, equity method income (loss), foreign currency transaction gains (losses), transactional expenses and other cash and non-cash charges and gains. Adjusted EBITDA is used internally in planning and evaluating the Company's operating performance. Accordingly, management believes that disclosure of these metrics offers investors, bankers and other stakeholders an additional view of the Company's operations that, when coupled with the GAAP results, provides a more complete understanding of the Company's financial results. Adjusted EBITDA should not be considered as an alternative to net loss or to net cash used in operating activities as measures of operating results or liquidity. Our calculation of Adjusted EBITDA may not be comparable to similarly titled measures used by other companies, and the measures exclude financial information that some may consider important in evaluating the Company's performance. Adjusted EBITDA has limitations as analytical tools, and you should not consider it in isolation, or as substitutes for analysis of our results as reported under GAAP, including: (i) it does not reflect our cash expenditures, or future requirements for capital expenditures or contractual commitments, (ii) it does not reflect changes in, or cash requirements for, our working capital needs, (iii) it does not reflect interest expense, or the cash requirements necessary to service interest or principal payments, on our debt, (iv) although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and Adjusted EBITDA does not reflect any cash requirements for such replacements, (v) it does not adjust for all non-cash income or expense items that are reflected in our statements of cash flows, (vi) it does not reflect the impact of earnings or charges resulting from matters we consider not to be indicative of our ongoing operations, and (vii) other companies in our industry may calculate these measures differently than we do, limiting their usefulness as comparative measures.

BUSINESS HIGHLIGHTS

STRONG ENTERTAINMENT

EQUITY HOLDINGS

FINANCIAL REVIEW

APPENDIX

RECONCILIATION OF CONSOLIDATED NET INCOME TO ADJUSTED EBITDA

($ in thousands)

	Three Months Ended Decmeber 31,	
	2021	2020
Net income	$ (532)	$ (1,817)
Net loss (income) from discontinued operations	83	(1,649)
Net loss from continuing operations	(449)	(3,466)
Interest expense, net	3	97
Income tax expense	448	262
Depreciation and amortization	326	222
EBITDA	328	(2,885)
Stock-based compensation expense	205	412
Equity method holding loss	903	2,098
Unrealized gain on equity holdings	(2,208)	-
Foreign currency transaction loss	10	343
Gain on property and casualty insurance recoveries	-	(258)
Loss on disposal of assets and impairment charges	38	40
Adjusted EBITDA	$ (724)	$ (250)

RECONCILIATION OF STRONG ENTERTAINMENT NET INCOME TO ADJUSTED EBITDA

($ in thousands)

	Strong Entertainment			
	FY 2018	FY 2019	FY 2020	FY 2021
Net income	$ 8,834	$ 2,387	$ 1,319	$ 8,492
Interest expense, net	72	140	112	107
Income tax expense	1,925	2,148	1,075	2,755
Depreciation and amortization	892	896	870	910
EBITDA	11,723	5,571	3,376	12,264
Equity method holding loss	1,233	779	226	1,150
Realized gain on equity holdings	-	-	-	(1,689)
Unrealized gain on equity holdings	-	-	-	(8,838)
Loss on disposal of assets and impairment charges	6	69	33	-
Foreign currency transaction (income) loss	(483)	288	292	67
Employee retention credit	-	-	-	(1,576)
Fair value adjustment to notes receivable	(1,150)	2,857	-	-
Gain on property and casualty insurance recoveries	-	(1,235)	(3,107)	(148)
Severance and other	-	-	78	15
Adjusted EBITDA	$ 11,329	$ 8,329	$ 898	$ 1,245